                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        November 21, 2002
                                                 -------------------------------

Commission File Number:                              1-5273-1
                         -------------------------------------------------------

                                Sterling Bancorp
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             (Exact name of Registrant as specified in its charter)


         New York                                          13-2565216
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(State of other jurisdiction                               (IRS Employer
 of incorporation)                                         Identification No.)



         650 Fifth Avenue, New York, New York               10019-6108
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(Address of principal executive offices)                    (Zip Code)


                                 (212) 757- 3300
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              (Registrant's telephone number, including area code)



                                      N/A
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              (Former name, former address and former fiscal year,
                         if changed since last report)















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ITEM 9
REGULATION FD DISCLOSURE
------------------------

On November 21, 2002, the Company declared a 20% stock dividend payable on December 9, 2002 to shareholders of record on December 2, 2002. The Company also declared an increase in its quarterly cash dividend of $0.01 to $0.19 payable on December 31, 2002 to shareholders of record on December 13, 2002.








                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





DATE: November 22, 2002





BY:   /s/ JOHN W. TIETJEN
      --------------------------------------------
      JOHN W. TIETJEN
      Executive Vice President, Treasurer
      and Chief Financial Officer